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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 7, 1997


THE NATIONAL COLLEGIATE TRUST 1996-S2 (as issuer under the Indenture, dated as of November 1, 1996, providing for the issuance of 7.30% Class A Collateralized Student Loan Bonds, Series 1996-S2 and 8.15% Class B Collateralized Student Loan Bonds, Series 1996-S2)


                      The National Collegiate Trust 1996-S2
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               (Exact name of Issuer as specified in its charter)


        Delaware                         33-63616            51-0378319
        --------                         --------            ----------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

c/o Delaware Trust Capital Management, Inc.
900 Market Street
Wilmington, Delaware                                             19801
- --------------------                                             -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (302) 421-7748
                                                   --------------


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Bonds and the Student Loan Pool

         On November 26, 1996, two series of bonds, entitled 7.30% Class A Collateralized Student Loan Bonds, Series 1996-S2 and 8.15% Collateralized Student Loan Bonds, Series 1996- S2 (the "Bonds") were issued pursuant to an indenture (the "Indenture"), dated as of November 1, 1996, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1996-S2 (the "Issuer"), and State Street Bank and Trust Company, as indenture trustee (the "Trustee").

         On January 7, 1997, following the closing of the initial issuance of the Bonds, pursuant to the Indenture, the Issuer pledged to the Trustee certain Hartwick Student Loans, as defined in the Indenture, which Hartwick Student Loans were pledged to the Trustee pursuant to a Hartwick Subsequent Transfer Instrument, dated January 7, 1997, which was executed by the Issuer and acknowledged by the Trustee (the "Hartwick Subsequent Transfer Instrument"). Attached to the Hartwick Subsequent Transfer Instrument is the Hartwick Student Loan Schedule listing the Hartwick Student Loans that are the subject of the Hartwick Subsequent Transfer Instrument.

         Capitalized terms used in this Item 2 hereof and not otherwise defined shall have the meanings assigned to them in the Indenture.

         Items 1, 3, 4, 5, 6 and 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  4.2 Hartwick Subsequent Transfer Instrument, dated January 7, 1997.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE NATIONAL COLLEGIATE TRUST
                                   1996-S2

                                   By:      DELAWARE TRUST CAPITAL
                                            MANAGEMENT, INC., not in its
                                            individual capacity but as Owner
                                            Trustee


                                   By:      /s/ Richard N. Smith
                                            --------------------------------
                                   Name:    Richard N. Smith
                                   Title:   Vice President

Dated:  January 21, 1997

                                 EXHIBITS TABLE

                  4.2 Hartwick Subsequent Transfer Instrument, dated January 7, 1997.